                                                                   EXHIBIT 10.37

                             UPS Consignee Billing
                           Contract Carrier Agreement


Consignee as the entity controlling the transportation, and United Parcel Service. Inc., on behalf of itself and its affiliates ("UPS" or "carrier"), have entered into the following Agreement. UPS provides contract carrier service between all points in the United States and Puerto Rico and also provides UPS Next Day Air, UPS 2nd Day Air, UPS 3 Day Select and Ground services. Consignee agrees that this contract carrier service will meet its distinct needs.
Accordingly:

(1) UPS agrees to transport packages and UPS Air letter(s) tendered by Consignee's shipper(s) and to provide transportation and additional services in accordance with this Agreement and applicable tariffs, and the terms and conditions as set forth in the UPS Consignee Billing Service Explanation. UPS Consignee Billing can be used only by an authorized shipper to an authorized Consignee. No C.O.D., Call Tag or international service will be provided.

(2) Consignee agrees to include UPS as a preferred carrier in its Routing Guide and to authorize its shippers to make collect shipments to the Consignee under the terms of UPS Consignee Billing.

(3) Consignee agrees to instruct its shipper(s) to follow carrier's UPS Consignee Billing general rules and regulations set forth in the UPS Consignee Billing Service Explanation including the use of a separate UPS Consignee Billing Pickup Record and the placement of a UPS Consignee Billing bar-coded label on each authorized package or letter according to the carrier's instructions for preparing Consignee Billing packages and to pay all other charges except the per package and per letter transportation charges, which will be paid by the consignee. For unauthorized packages tendered by shipper(s), Consignee agrees to instruct its shipper(s) to pay the transportation charges shown on the then current UPS Rate Chart; and an Unauthorized Consignee Billing Package Charge as stated on the then current UPS Consignee Billing Service Explanation.

(4) Consignee agrees to pay the charges listed in Addendum A. Consignee agrees that the discount levels will be subject to change every thirteen (13) weeks upon ten (10) days written notice to the Consignee by UPS.

(5) Both parties agree to maintain the confidentiality of the rates under this Agreement, unless disclosure is required by law.

(6) This Agreement will remain in effect for a period of one (1) year beginning 12/4/94 and from year to year thereafter, unless terminated by either party upon seven (7) days written notice to the other, and may be amended by UPS upon ten
(10) days written notice subject to the right of the Consignee to terminate this Agreement.
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(7)  With the exception of UPS's right to assign some or all of this Agreement to its affiliates or subsidiaries, this Agreement and the Consignee's rights and obligations hereunder are nor assignable or transferable. Any assignment or attempt to assign, transfer or subcontract hereof without the prior written consent of UPS shall be void and without force or effect.

(CARRIER) UNITED PARCEL
  SERVICE, INC.
                                          --------------------------------------
                                          (Consignee Company Name)


- ------------------------------------      --------------------------------------
By Authorized Representative              By Authorized Representative


- ------------------------------------      --------------------------------------
Address                                   Title


- ------------------------------------      --------------------------------------
                                          Billing Address


- ------------------------------------      --------------------------------------


- ------------------------------------      --------------------------------------
Dated                                     Dated
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                             UPS Consignee Billing
                           Contract Carrier Agreement
                                   Addendum A


UPS agrees to grant the Consignee a percent discount from the then current UPS Rate Chart for Ground Service (exclusive of UPS Hundredweight and 3 Day Select) based on the following. Rates apply only to shipments within the 48 contiguous states.



                          ZONE   ZONE   ZONE   ZONE   ZONE   ZONE   ZONE
                            2      3      4      5      6      7      8

Package Weight
01-10 lbs.                 3%     3%     3%     3%     5%     5%     5%
11-20 lbs.                 6%     8%     8%     8%     8%     8%     8%
21-50 lbs.                10%    10%    10%    10%    10%    10%    10%
51-70 lbs.                11%    11%    11%    11%    11%    11%    11%
71-150 lbs.               11%    11%    11%    11%    11%    11%    11%

In addition, UPS agrees to grant the Consignee a discount from or dollar amount off the then current UPS Rate Chart for UPS Air Service (exclusive of UPS Hundredweight) based on the following.

     $2.00 Off    UPS Next Day Air Letters
     25% Off      UPS Next Day Air Packages
     $1.25 Off    UPS 2nd Day Air Letters
     25% Off      UPS 2nd Day Air Packages


Suburban Ostomy
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                  UPS Consignee Billing Hundredweight Pricing
                           Contract Carrier Agreement


Consignee as the entity controlling the transportations and United Parcel Service, Inc., on behalf of itself and its affiliates ("UPS" or "carrier"), hereby agree that the UPS Consignee Billing Contract Carrier Agreement effective _______________________ is amended as follows:

UPS renders an integrated air and ground carrier service interstate between points in the 48 contiguous United States and intrastate, where available. and from points in the United States to other U.S. point where available, as described in the then current UPS Hundredweight Service(R) & rate charts and UPS Hundredweight Service guides. Accordingly:

1) UPS agrees to transport Consignee Billing ground packages tendered by Consignee's shipper and apply UPS Hundredweight pricing when the actual aggregate weight of all ground packages in each shipment delivered to one Consignee at one location on the same day from the same shipper is 200 pounds or more. Hundredweight pricing rates are based on Ground Service Tier ____________ as listed on the then current UPS Hundredweight Service(R) Multi-Tier Rate Chart.

2) A minimum charge for a ground shipment will be based on the minimum weight per package or minimum shipment charge, whichever is greater, as listed on the then current applicable UPS Hundredweight Service rate chart.

3) UPS agrees to transport Consignee Billing air packages tendered by Consignee's shipper and apply UPS Hundredweight pricing when the actual aggregate weight of all packages in each shipment via UPS Next Day Air or UPS 2nd Day Air service delivered to one Consignee at one location on the same day from the same shipper is 100 pounds or more. Hundredweight pricing rates are based on the Air Service Tier ______________ as listed on the then current UPS Hundredweight Service(R) Multi-Tier Rate Chart-

4) UPS agrees to transport Consignee Billing air packages tendered by Consignee's shipper and apply UPS Hundredweight pricing when the actual aggregate weight of all packages in each shipment via UPS 3 Day Selects' service delivered to one Consignee at one location on the same day from the same shipper is 100 pounds or more. Hundredweight pricing rates are based on the Air Service Tier __________ as listed on the then current UPS Hundredweight Service(R) Multi-Tier Rate Chart.

(CARRIER) UNITED PARCEL
  SERVICE, INC.                           --------------------------------------
                                          (Consignee Company Name)

/s/                                        /s/
- ------------------------------------      --------------------------------------
By Authorized Representative              By Authorized Representative
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- ------------------------------------      --------------------------------------
Address                                   Title


- ------------------------------------      --------------------------------------
                                          Billing Address


- ------------------------------------      --------------------------------------


- ------------------------------------      --------------------------------------
Dated                                     Dated